Lutonix Global Real World SFA Registry - Interim Results & First Look at LEVANT 2 24 Month Results Chad Laurich, MD Vascular Physician & Surgeon Sanford Health Sioux Falls, South Dakota Exhibit 99.2

Disclosures/Disclaimers
•
The speaker’s presentation today  is on behalf of Lutonix, Inc. Any discussion  regarding Bard products during the presentation  today  is limited to information that is consistent with the Bard labeling for those products. Please consult Bard product  labels and inserts  for any indications, contraindications, hazards, warnings, cautions and instructions for use.
•
The opinions and clinical experiences presented herein are for informational purposes only.  The results presented may not be predictive for all studies and patients.  Results may vary depending on a variety of experimental and clinical parameters.

The LUTONIX
®
Global SFA Registry data reported herein:
•
Are
preliminary
/
interim
data
concerning
a
subset
of
691
enrolled
patients
with
follow-up
ongoing;
•
Are
subject
to
change
upon
completion
of
two-year
follow-up
and
full
adjudication;
•
Are
not
intended
to
be
compared
against
or
interpreted
to
be
superior
to
any
other
published
data
concerning
the
LUTONIX
®
035
DCB.
LUTONIX
®
Global Real World SFA
Registry

Conflicts of Interest • Speaker is a consultant for: – BARD – Medtronic – EKOS Corporation 4

To Demonstrate Safety and Assess the Clinical Outcomes of the LUTONIX ® DCB in Real-World Clinical Practice LUTONIX ® Global Real World SFA Registry Objectives 5

Global Real World SFA Registry
Design

Enrollment
•
Up to 1000 patients with
femoro-popliteal lesions
•
Registry to include up to 75
sites
•
Follow up 1m, 6m, 12m and
24m by phone or at clinic
•
Patient consent for 5 year F/U
Inclusion
•
Male or non-pregnant  female
18
years
•
Rutherford Class
4
•
Stenotic
or obstructive vascular
lesions of the Fem-Pop artery
treated per IFU
•
At least one patent native outflow
artery to the ankle free from
significant lesion (
50% stenosis)
as confirmed by angiography

Global Real World SFA Registry Primary End Points 7 • Freedom at 30 days from • TVR • Major limb amputation • Device or procedure related death • Freedom from TLR at 12 months Effectiveness Safety

Global Real World SFA Registry Status
Enrollment ended with 691 patients
•
Global, real world, all comer data
•
Multi center participation: 38 sites
from 11 countries participated in
the Registry
•
Enrollment:
Dec
2012
–
Jul
2014
6
13
18
28
28
49
53
59
68
370
Enrollment by country
France
Spain
Switzerland
Poland
UK
Belgium
Greece
Italy
Austria
Germany

Global Real World SFA Registry
Rutherford Category Distribution

*Preliminary data are site reported and subject to change upon adjudication.
NA
11.0%
Class 2
17.6%
Class 3
62.5%
Class 4
7.3%
Class 5,6
1.6%

Global Real World SFA Registry
Lesion Characteristics
*
Target
Lesion
length
(mm),
mean
SD
(n)
100.9
84.2 (684)
Calcification % (n/N)
34.2% (235/687
)
Total Occlusion, % (n/N)
30.9% (212/686)
Number of Lesions treated
1
83.9% (577/688)
2
14.2%
(98/688)
3 or more
1.8% (13/688)
Lesion location
Proximal SFA
7.8% (53/678)
Mid SFA
25.1% (170/678)
Distal SFA
37.5% (254/678)
Proximal
Popliteal
16.8% (114/678)
Mid Popliteal
10.2% (69/678)
Distal Popliteal
2.7% (18/678)

*Preliminary data are site reported and subject to change upon adjudication.

Type A
34.1%
Type B
23.9%
Type C
9.5%
Type D
4.8%
Unknown
27.7%
Lesion Class TASC II
Global Real World SFA Registry
Lesion Characteristics
*

*Preliminary data are site reported and subject to change upon adjudication.

Baseline DCB Demographics
LEVANT 2 vs. Global Real World SFA Registry
LEVANT 2
DCB
(316)
Global SFA Registry*
(691)
Age, Mean ±
SD (n)
67.8
±
10.0
(316)
68.3
9.8 (691)
Male gender, % (n/N)
61.1% (193/316)
67.6% (467/691)
Obesity
34.8% (110/316)
Current Smoker
35.1% (111/316)
36.5% (252/690)
Dyslipidemia
89.6% (283/316)
69.9% (483/691)
Diabetes
43.4% (137/316)
39.5% (273/691)
Hypertension
89.2% (282/316)
85.2% (589/691)
Rutherford Grade
2
29.4% (93/316)
17.6%
3
62.7% (198/316)
62.5%
4
7.9% (25/316)
7.3%
5 and 6
0.0% (0/316)
1.6%

*Preliminary data are site reported and subject to change upon adjudication.

DCB Angiographic Demographics
LEVANT 2 vs. Global Real World SFA Registry
LEVANT 2 DCB
(316)
Global SFA
Registry* (691)
Two lesions treated
1.9% (6/316)
14.2% (98/688)
Total Lesion Length (mm)
62.7 ±
41.4 (315)
100.9 ±
84.2 (684)
Treated Length (mm)
107.9 ±
47.0 (316)
197.3 ±
133.2
(202)
Calcification
59.2% (187/316)
34.2% (235/687)
Total Occlusion
20.6% (65/316)
30.9% (212/686)
Lesion Locations
SFA
90% (285/316)
70% (477/678)
Proximal
Popliteal
4.7% (15/316)
16.8% (114/678)
Mid
& Distal Popliteal
5.0% (16/316)
12.8% (87/678)
%DS post-treatment
23.4
±
12.3
(316)
14.3
±
18.3
(680)
Bail-out Stenting
2.5% (8/316)
27.6% (191/691)
Dissection
63.7% (200/314)
38.1% (263/691)

*Preliminary data are site reported and subject to change upon adjudication.

Global Real World SFA Registry Interim 12 Month Results

Global Real World SFA Registry
Updated Interim  12 Month Results
Measure
Lutonix
DCB%
(N)
Freedom from TLR
1,2
92.0% (460)
Primary Patency
1,2
91.0% (460)
30
Day Safety
1
99.1% (687)
1
Preliminary data are site reported and subject to change upon adjudication.
2
Kaplan Meier estimates @ 12 month survival

All Cause Death
1.9%
(13/691)
Device or procedure related death
1,2
0.0%
Major index limb amputation
1,2
0.3%
(N=490)
Minor index limb amputation
1,2
0.3%
(N=490)
Reintervention for treatment of embolization to its
distal vasculature
1,2
0.4%
(N=489)
Reintervention for treatment of thrombosis of the
target vessel
1,2
0.6%
(N=489)
16
Global Real World SFA Registry
Updated Interim 12 Month Select Secondary Safety
Endpoints
1
Preliminary data are site reported and subject to change upon adjudication.
2
Kaplan Meier estimates @ 12 month survival
1

Lutonix 24 Month Outcomes LEVANT 2 & Global Real World SFA Registry

LEVANT 2 Endpoint Summary
24 Month Outcomes
Composite
Safety
1
Lutonix
DCB
(N=315)
Standard
PTA
(N=160)
Difference
Log-Rank
P-value
@730 days
2
78.7%
70.9%
7.8%
0.08
Lutonix DCB Demonstrated
Non-inferiority AND trend towards
superiority  versus PTA
18
.
1
Composite
of
freedom
from
all-cause
perioperative
(<30
day)
death
and
freedom
from
the
following
at
1,
6,
24,
36,
48
&
60
months:
index limb amputation, index limb re-intervention and index limb related death.
2
Primary Safety reported based on Kaplan-Meier Survival analysis, not pre-specified

LEVANT 2 Endpoint Summary
24 Month Outcomes
Efficacy,
Primary Patency
1
Lutonix
DCB
(N=316)
Standard
PTA
(N=160)
Difference
Log-Rank
P-value
@730 days
2
58.6%
53.0%
5.6%
0.05
Lutonix DCB Showed Sustained Benefit in
Primary Patency at 24 months
1
Primary patency is defined as the absence of target lesion restenosis (defined by DUS peak systolic velocity ratio (PSVR) >2.5) and freedom from target lesion revascularization (TLR).
2
Primary Efficacy reported based on Kaplan-Meier Survival analysis, not pre-specified.
10.5% Improvement over PTA

Lutonix DCB freedom from TLR rate of 82% is consistent
with published stent freedom from TLR rates
“Stent Like TLR” Continued
at 24 Months
86.6
77.8
75.3
80.3
79.4
84.0
30
40
50
60
70
80
90
100
Zilver PTX
Resilient
(Lifestent)
Durability II
(Everflex)
Stroll
(SMART)
Viastar
(Viabahn w/
propaten)
Superb
(Supera)
LEVANT 2 DCB Freedom from TLR rate = 82%
*
20
*TLR is defined as Target Lesion Revascularization. This was a secondary endpoint in the LEVANT 2 trial.  Reported stent TLR rates are from Kaplan-Meier analyses at 24 months, not pre-
specified.  LEVANT 2 PTA arm 79%. These data are not from head-to-head clinical studies.  Comparing the results of different clinical trials can be misleading, as each study may have varying patient profiles, protocol structures and other criteria that may affect reported outcomes. This presentation of data is provided for background and general education purposes only.

LEVANT 2 Other Selected Secondary Safety Endpoints Outcome – Lutonix DCB 24 Months Death 19/277 (6.9%) Major Amputation 1/261 (0.4%) Reintervention for Thrombosis 1/260 (0.4%) 21

Global Real World SFA Registry
24 Month Outcomes
Measure
Lutonix DCB
(N)
Freedom from TLR
1,2
76.4% (72)
Primary Patency
1,2
75.0% (72)
1
Preliminary data are site reported and subject to change upon adjudication.
2
Kaplan Meier estimates @  24 month survival

All Cause Death
1.9% (13/691)
Device or procedure related death
0.0% (0/691)
Major
index
limb
amputation
1,2
0.3% (N=76)
Minor
index
limb
amputation
1,2
0.3% (N=76)
0.5%
(N=75)
1.2% (N=74)
Global Real World SFA Registry
24 Month Selected Secondary Safety Endpoints
23
1
Preliminary data are site reported and subject to change upon adjudication.
2
Kaplan Meier estimates @ 24 month survival
Reintervention for treatment of thrombosis
of the target vessel
1,2
Reintervention for treatment of embolization to
its
distal
vasculature
1,2

Summary

*Preliminary data are site reported and subject to change upon adjudication.
•
In LEVANT 2, 24 month data demonstrated:
–
Non-inferiority AND trend towards superiority in safety versus
PTA
–
Sustained benefit in primary patency versus PTA
–
Freedom from TLR rate of 82% which is consistent with
published stent freedom from TLR rates
•
Global Real World SFA Registry interim primary patency data and freedom from TLR rates demonstrated sustained benefits of the
Lutonix
DCB over 24 months
*

INDICATIONS FOR USE: The LUTONIX
®
035 Drug Coated Balloon PTA catheter is indicated for percutaneous transluminal angioplasty, after pre-dilatation, of de novo or restenotic lesions up to 150mm in length in native superficial femoral or popliteal arteries with reference vessel diameters of 4-6mm.
CONTRAINDICATIONS : The LUTONIX
®
Catheter is contraindicated for use in: 1) Patients who cannot receive recommended anti-platelet and/or anticoagulant therapy. 2) Women who are breastfeeding, pregnant or are intending to become pregnant or men intending to father children.  It is unknown whether paclitaxel will be excreted in human milk and there is a potential for adverse reaction in nursing infants from paclitaxel exposure. 3) Patients judged to have a lesion that prevents complete inflation of an angioplasty balloon or proper placement of the delivery system.
WARNINGS: Contents supplied STERILE using ethylene oxide (EO) process. Do not use if sterile barrier is damaged or opened prior to intended use.  Do not use if product damage is evident. The LUTONIX
®

Catheter is for use in one patient only; do not reuse in another patient, reprocess or resterilize. Risks of reuse in another patient, reprocessing, or resterilization include: Compromising the structural integrity of the device and/or device failure which, in turn, may result in patient injury, illness or death.  Creating a risk of device contamination and/or patient infection or cross-infection, including, but not limited to, the transmission of infectious disease(s) from one patient to another. Contamination of the device may lead to patient injury, illness or death.  Do not exceed the
Rated Burst Pressure (RBP) recommended for this device. Balloon rupture may occur if the RBP rating is exceeded. To prevent over-
pressurization, use of a pressure monitoring device is recommended. Use the recommended balloon inflation medium of contrast and sterile saline (< 50% contrast). Never use air or any gaseous medium to inflate the balloon. This product should not be used in patients with known hypersensitivity to paclitaxel or structurally related compounds. The safety and effectiveness of the
Lutonix
®
Catheter have not been established for treatment in cerebral, carotid, coronary, or renal vasculature. The safety and effectiveness of using more than two Lutonix drug coated balloons (i.e., a maximum drug coating quantity of approximately 7.6 mg paclitaxel) in a patient has not been clinically evaluated.
PRECAUTIONS : General Precautions: The LUTONIX
®
Catheter should only be used by physicians trained in percutaneous interventional procedures. Consideration should be given to the risks and benefits of use in patients with a history of non-controllable allergies to contrast agents.
POTENTIAL ADVERSE EVENTS: Potential adverse events which may be associated with a peripheral balloon dilatation procedure include:
Additional intervention, allergic reaction to drugs, excipients or contrast medium, amputation/loss of limb, aneurysm or pseudoaneurysm, arrythmias, embolization; hematoma; hemorrhage, including bleeding at the puncture site, hypotension/hypertension, inflammation, occlusion, pain or tenderness, pneumothorax or hemothorax, sepsis/infection, shock, stroke, thrombosis, vessel dissection, perforation, rupture, or spasm. Although systemic effects are not anticipated, refer to the
Physicians’ Desk Reference for more information on the potential adverse events observed with paclitaxel. Potential adverse events, not described in the above source, which may be unique to the paclitaxel drug coating include: Allergic/immunologic reaction to the drug coating (paclitaxel), alopecia, anemia, blood product transfusion, gastrointestinal symptoms, hematologic dyscrasia (including leukopenia, neutropenia, thrombocytopenia), hepatic enzyme changes, histologic changes in vessel wall, including inflammation, cellular damage, or necrosis, myalgia/arthralgia, myelosuppression and peripheral neuropathy.
Bard, Advancing Lives and the Delivery of HealthCare and Lutonix are trademarks and/or registered trademarks of C. R. Bard, Inc., or an affiliate. Copyright © 2014, C. R. Bard, Inc. All Rights Reserved.
Please consult product labels and instructions for use for indications, contraindications, hazards, warnings and precautions. RX Only.

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